BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Fund UL for Variable Life Insurance

Brighthouse Separate Account A

Brighthouse Separate Account Eleven for Variable Annuities

BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY

Brighthouse Variable Annuity Account B

Supplement dated March 15, 2021

To the prospectuses for the variable contracts listed below

Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY (collectively, the “Companies”) have filed an application with the Securities and Exchange Commission (“SEC”) requesting an order to allow the Companies to remove a variable investment option (“Existing Fund”) and substitute a new option (“Replacement Fund”) as shown below. The Replacement Fund is a comparable series of Brighthouse Funds Trust I (“BFT I”). Please retain this supplement and keep it with the prospectus.

To the extent required by law, approval of matters associated with the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

The Companies believe that the proposed substitution is in the best interest of the contract holders. The Existing Fund and Replacement Fund have substantially similar investment objectives and similar principal investment strategies. The Companies will bear all expenses related to the substitution, and it will have no tax consequences for you. The Companies anticipate that, if such order is granted, the proposed substitution will occur on or about April 30, 2021 (the “Substitution Date”).

The proposed substitution and the Existing Fund’s and Replacement Fund’s advisers and sub-advisers for the below-listed variable contracts are:

Existing Fund and Current Adviser and Current Sub-Adviser	Replacement Fund and Adviser and Sub-Adviser
ClearBridge Variable Aggressive Growth Portfolio (Class I and Class II) Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	Loomis Sayles Growth Portfolio (Class A and Class B) Adviser: Brighthouse Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.

In connection with the proposed substitution, Class A and Class B shares of the Replacement Fund will be substituted for Class I and Class II shares, respectively, of the Existing Fund.

SUPP-PRIMEOP-0321

BFT I and Brighthouse Investment Advisers have received an exemptive order from the SEC that generally permits Brighthouse Investment Advisers, subject to certain conditions including the approval of the Board of Trustees of BFT I, to hire a new unaffiliated sub-adviser, to change an unaffiliated sub-adviser, or to continue to employ an unaffiliated sub-adviser on the same terms where the prior contract with the sub-adviser was terminated because of an assignment by a change of control, all without the approval of the Replacement Fund’s shareholders.

Please note that:

•	No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.
•

The elections you have on file for allocating your variable annuity account value, purchase payments and deductions, or your variable life insurance cash value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

•

You may transfer amounts in your contract among the variable investment options and the fixed account as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your contract. With the exception of the Companies’ restrictions on transfers to prevent or limit market timing or short-term trading by contract owners or financial representatives of contract owners, there will be no restrictions on transfers between subaccounts, including limitations on the future number of transfers, from the date of this Notice through the date that is thirty (30) days after the Substitution Date.

•

If you make one transfer from the Existing Fund into one or more other subaccounts before the Substitution Date, or from the Replacement Fund into one or more other subaccounts after the Substitution Date, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is thirty (30) days after the Substitution Date. In addition, if you make one transfer from the Existing Fund into one or more other subaccounts before the Substitution Date or from the Replacement Fund within thirty (30) days after the Substitution Date, the transfer will not be treated as one of a limited number of transfers (or exchanges) permitted under your contract.

•

On the Substitution Date, any remaining variable annuity account value or variable life insurance cash value remaining in the Existing Fund will be transferred to the Replacement Fund. The substitution will take place at relative net asset value, which means your variable annuity account value or variable life insurance cash value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in the Existing Fund, due to the difference in unit values.

•	There will be no tax consequences to you.

In connection with the substitution, we will send you a prospectus for the Replacement Fund as well as notice of the actual date of the substitution and confirmation of transfer.

Please contact your financial representative if you have any questions.

BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Variable Life	Portfolio Architect Annuity
Brighthouse Variable Life Accumulator	Portfolio Architect II Annuity
Brighthouse Variable Life Accumulator Series 2	Portfolio Architect L Variable Annuity
Brighthouse Variable Life Accumulator Series III	Portfolio Architect Plus Annuity
Brighthouse Variable Survivorship Life II	Portfolio Architect Select Annuity
Brighthouse Prime Options	Portfolio Architect XTRA Annuity
Pioneer PRISM	Premier Advisers III (Series II) Annuity
Pioneer PRISM L	Premier Advisers III Annuity
Pioneer PRISM XC	Premier Advisers L Annuity
Marquis PortfoliosSM	Premier Advisers L (Series II) Annuity
PrimElite IIISM	PrimElite IISM Annuity
PrimElite IVSM	PrimEliteSM Annuity
Vintage LSM	Vintage 3SM Annuity
Vintage XCSM	Vintage AccessSM Annuity
Pioneer AnnuiStarSM Flex Annuity	Vintage II (Series II) SM Variable Annuity
Pioneer AnnuiStarSM Value Annuity	Vintage IISM Annuity
Pioneer AnnuiStarSM Variable Annuity	Vintage XTRA (Series II)SM Variable Annuity
Pioneer AnnuiStarSM Plus Annuity	Vintage XTRASM Annuity
Brighthouse Access Annuity	VintageSM Annuity
Brighthouse Access Select Annuity	Vintage LSM Variable Annuity
Portfolio Architect 3 Variable Annuity
Portfolio Architect Access Annuity

BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY

Pioneer PRISM XC	PrimElite IVSM
Brighthouse Prime Options	Vintage LSM
Marquis PortfoliosSM	Vintage XCSM
PrimElite IIISM

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE